Exhibit 99.2

Index to Financial Statements
National Storage Affiliates Trust

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

National Storage Affiliates Trust is a fully integrated, self-administered and self-managed real estate investment trust focused on the self storage sector. As used herein, "NSA," the "Company," "we," "our," and "us" refers to National Storage Affiliates Trust and its consolidated subsidiaries, except where the context indicates otherwise. The Company elected and qualified to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2015. Through its controlling interest as the sole general partner of NSA OP, LP (its "operating partnership"), a Delaware limited partnership, the Company is focused on the ownership, operation, and acquisition of self storage properties in the United States.
The accompanying unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 are derived from (i) the financial statements of the Company, (ii) the statements of revenue and certain expenses for certain acquisitions, and (iii) financial information regarding certain other acquisitions.
On November 10, 2016, the Company acquired a 26 self storage property portfolio with an estimated fair value of $184.5 million (the "Kayne Anderson Portfolio") from unrelated third party sellers. The Company previously disclosed pro forma financial information related to certain closed and probable acquisitions, including other adjustments and the Company's initial public offering (the "IPO") in Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on August 5, 2016 (the “Form 8-K”) and Exhibit 99.2 to the Current Report on Form 8-K/A filed by the Company on May 25, 2016 (the “Form 8-K/A”). This previously disclosed pro forma financial information was as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015. Collectively, the acquisitions for which pro forma financial information was previously disclosed are referred to as the "Previously Disclosed Acquisitions." The Form 8-K included pro forma financial information related to a 22 self storage property portfolio with an estimated fair value of $154.0 million acquired on August 1, 2016 ("the CPA 17 Portfolio") and the Form 8-K/A included pro forma financial information related to 58 self storage properties with an estimated fair value of $313.0 million acquired during the year ended December 31, 2015, 17 self storage properties with an estimated fair value of $88.8 million acquired during the three months ended March 31, 2016, and 24 properties with an estimated fair value of $194.3 million acquired during the period from April 1, 2016 through May 24, 2016. In addition, as of May 24, 2016, the Company had one self storage property under contract that was considered probable of acquisition for an aggregate purchase price of approximately $3.9 million which was acquired by the Company on June 1, 2016 (the "Probable Acquisition").
Herein, the Company has supplemented this previously disclosed pro forma financial information by including the pro forma effect of the acquisition of the Kayne Anderson Portfolio as well as the necessary incremental adjustments related to the 47 self storage properties acquired subsequent to March 31, 2016 for the period of April 1, 2016 through each self storage property's respective acquisition date. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 gives effect to the acquisition of the Kayne Anderson Portfolio. In addition to the historical results of operations of the Company and the Previously Disclosed Acquisitions and IPO included in Exhibit 99.2 to the Form 8-K and Form 8-K/A, the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015 give pro forma effect to the acquisition of the Kayne Anderson Portfolio, as if the acquisitions had occurred on January 1, 2015. The pro forma condensed consolidated statements of operations also give effect to the following:

•
An increase in interest expense that would have been incurred for periods that the Kayne Anderson Portfolio is included in the pro forma results but excluded from the Company's historical statements of operations;

•
Estimated incremental depreciation and amortization expense for periods that the Kayne Anderson Portfolio is included in the pro forma results but excluded from the Company's historical statements of operations; and

•
Estimated net change in supervisory and administrative fees that would have been incurred had the asset management agreements related to the Kayne Anderson Portfolio been in place since January 1, 2015.

The Company's unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 10, 2016 (the "Annual Report"), and the Company's Quarterly Report on Form 10-Q filed with the SEC on November 4, 2016, the Form 8-K and the Form 8-K/A. The adjustments to the Company's unaudited pro forma condensed consolidated financial statements are based on available information and assumptions that the Company considers reasonable. The Company's unaudited pro forma condensed consolidated financial statements do not purport to (i) represent the Company's financial position had the acquisition of the Kayne Anderson Portfolio occurred on September 30, 2016; (ii) represent the Company's results of operations that would have actually occurred if the acquisition of the Kayne Anderson Portfolio, Previously Disclosed Acquisitions and the Company's IPO had occurred on January 1, 2015, or (iii) project the Company's financial position or results of operations as of any future date or for any future period, as applicable.

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2016
(dollars in thousands, except per share amounts)

	NSA (A)	Kayne Anderson Portfolio (B)	Other Adjustments		Pro Forma Combined

ASSETS
Real estate
Self storage properties	$1,619,014	$180,170	$—		$1,799,184
Less accumulated depreciation	(97,993)	—	—		(97,993)
Self storage properties, net	1,521,021	180,170	—		1,701,191
Cash and cash equivalents	11,474	—	—		11,474
Restricted cash	4,627	—	—		4,627
Debt issuance costs, net	2,911	—	—		2,911
Other assets, net	23,371	4,330	—		27,701
Assets held for sale	18,702	—	—		18,702
Total assets	$1,582,106	$184,500	$—		$1,766,606
LIABILITIES AND EQUITY
Liabilities
Debt financing	$722,622	$182,788	$997	(C)	$906,407
Accounts payable and accrued liabilities	29,593	1,712	—		31,305
Deferred revenue	7,844	—	—		7,844
Total liabilities	760,059	184,500	997		945,556
Equity
Common shares of beneficial interest, par value $0.01 per share. 250,000,000 shares authorized, 35,915,871 and 23,015,751 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	359	—	—		359
Additional paid-in capital	450,986	—	—		450,986
Retained (deficit) earnings	(8,013)	—	(607)	(C)	(8,620)
Accumulated other comprehensive loss	(184)	—	—		(184)
Total shareholders' equity	443,148	—	(607)		442,541
Noncontrolling interests	378,899	—	(390)	(C)	378,509
Total equity	822,047	—	(997)		821,050
Total liabilities and equity	$1,582,106	$184,500	$—		$1,766,606

See notes to pro forma condensed consolidated financial statements.

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2016
(in thousands, except per share amounts)

		Pro Forma Adjustments
	NSA (D)	Previously Disclosed Acquisitions (E)	Kayne Anderson Portfolio (F)	Other Adjustments		Pro Forma Combined
REVENUE
Rental revenue	$135,548	$15,374	$11,751	$—		$162,673
Other property-related revenue	4,334	223	707	—		5,264
Total revenue	139,882	15,597	12,458	—		167,937
OPERATING EXPENSES
Property operating expenses	46,064	5,360	4,371	—		55,795
General and administrative expenses	14,431	919	781	(96)	(G)	16,035
Depreciation and amortization	38,299	(855)	—	4,392	(H)	41,836
Total operating expenses	98,794	5,424	5,152	4,296		113,666
Income from operations	41,088	10,173	7,306	(4,296)		54,271
OTHER INCOME (EXPENSE)
Interest expense	(17,050)	(2,825)	—	(2,646)	(I)	(22,521)
Loss on early extinguishment of debt	(136)	—	—	—		(136)
Acquisition costs	(4,733)	2,364	—	16	(J)	(2,353)
Non-operating expense	(378)	—	—	—		(378)
Other income (expense)	(22,297)	(461)	—	(2,630)		(25,388)
Net income (loss)	18,791	9,712	7,306	(6,926)		28,883
Net income attributable to noncontrolling interests	(9,222)	(3,203)	—	(7,381)	(K)	(19,806)
Net income (loss) attributable to National Storage Affiliates Trust	$9,569	$6,509	$7,306	$(14,307)		$9,077

Earnings (loss) per share - basic	$0.35				(L)	$0.33
Earnings (loss) per share - diluted	$0.25				(L)	$0.33

Weighted average shares outstanding - basic	27,084					27,084
Weighted average shares outstanding - diluted	75,492				(L)	27,084
Dividends declared per common share	$0.64					$0.64

See notes to pro forma condensed consolidated financial statements.

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015
(in thousands, except per share amounts)

		Pro Forma Adjustments
	NSA (M)	Previously Disclosed Acquisitions and IPO (N)	Kayne Anderson Portfolio (O)	Other Adjustments		Pro Forma Combined
REVENUE
Rental revenue	$129,869	$56,500	$14,150	$—		$200,519
Other property-related revenue	4,050	1,073	858	—		5,981
Total revenue	133,919	57,573	15,008	—		206,500
OPERATING EXPENSES
Property operating expenses	45,412	21,225	5,362	—		71,999
General and administrative expenses	16,265	3,928	952	(127)	(G)	21,018
Depreciation and amortization	40,651	30,534	—	10,186	(H)	81,371
Total operating expenses	102,328	55,687	6,314	10,059		174,388
Income from operations	31,591	1,886	8,694	(10,059)		32,112
OTHER INCOME (EXPENSE)
Interest expense	(20,779)	(6,222)	—	(3,528)	(I)	(30,529)
Loss on early extinguishment of debt	(914)	(684)	—	—		(1,598)
Acquisition costs	(4,765)	4,765	—	—		—
Organizational and offering expenses	(58)	58	—	—		—
Non-operating expense	(279)	—	—	—		(279)
Other income (expense)	(26,795)	(2,083)	—	(3,528)		(32,406)
Net income (loss)	4,796	(197)	8,694	(13,587)		(294)
Net loss attributable to noncontrolling interests	7,644	4,624	—	4,893	(K)	17,161
Net income (loss) attributable to National Storage Affiliates Trust	$12,440	$4,427	$8,694	$(8,694)		$16,867

Earnings (loss) per share - basic	$0.80				(L)	$0.73
Earnings (loss) per share - diluted	$0.17				(L)	$—

Weighted average shares outstanding - basic	15,463	7,537				23,000
Weighted average shares outstanding - diluted	45,409	25,908				71,317

See notes to pro forma condensed consolidated financial statements.

NATIONAL STORAGE AFFILIATES TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION
Our consolidated financial statements include the accounts of the Company, the operating partnership and their controlled subsidiaries. The equity interests of limited partners in the operating partnership and its subsidiaries that are held by owners other than the Company are referred to as noncontrolling interests. All significant intercompany balances and transactions have been eliminated in the consolidation and combination of entities.
2. ADJUSTMENTS TO UNAUDITED PRO FORMA BALANCE SHEET
(A) Historical Balance Sheet.    Represents the historical condensed consolidated balance sheet of the Company as of September 30, 2016.
(B) Kayne Anderson Portfolio.    Reflects the acquisition of the Kayne Anderson Portfolio. The allocation of purchase price shown in the table below is based on the Company's estimates and is subject to change based on the final determination of the fair value of assets acquired and liabilities incurred. Presented below is a summary that reflects an estimate of the purchase price allocation to the assets acquired and liabilities incurred (dollars in thousands):

Assets Acquired
Self storage properties
Land	$26,660
Buildings and improvements	153,510
Total self storage properties	180,170
Other assets, net
Customer in-place leases	4,330
Total assets acquired	$184,500
Liabilities Incurred
Debt financing
Credit facility borrowings	$182,788
Working capital liabilities assumed	1,712
Total liabilities incurred	$184,500
(C) Acquisition Costs.    The Company expects to incur aggregate acquisition costs of approximately $1.0 million in connection with the acquisition of the Kayne Anderson Portfolio. Acquisition costs are primarily comprised of consulting fees incurred to identify, qualify and close acquisitions. These acquisition costs will be paid with proceeds from borrowings under the Company's revolving line of credit and result in an increase in outstanding indebtedness in the unaudited pro forma condensed consolidated balance sheet as of September 30, 2016. Additionally, as discussed further in Note K, the Company allocates U.S. generally accepted accounting principles ("GAAP") income (loss) utilizing the hypothetical liquidation at book value ("HLBV") method, in which the Company allocates income or loss based on the change in each unitholders’ claim on the net assets of its operating partnership at period end after adjusting for any distributions or contributions made during such period. Accordingly, the transaction costs to which the Company gives pro forma effect are allocated to the previously existing unitholders and resulted in pro forma charges to retained (deficit) earnings and noncontrolling interests of $0.6 million and $0.4 million, respectively.
3. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
(D) Historical Statement of Operations for the Nine Months Ended September 30, 2016. Reflects the historical condensed consolidated statement of operations of the Company for the nine months ended September 30, 2016.
(E) Impact of the Previously Disclosed Acquisitions for the Nine Months Ended September 30, 2016.    Represents the previously disclosed pro forma adjustments for the three months ended March 31, 2016 reflected in the Form 8-K/A for the 17 self storage properties acquired during the three months ended March 31, 2016, the 24 properties acquired during the period from April 1, 2016 through May 24, 2016, and the Probable Acquisition acquired by the Company on June 1, 2016 as well as the previously disclosed pro forma adjustments for the three months ended March 31, 2016 reflected in the Form 8-K for the CPA 17 Portfolio acquired by the Company on August 1, 2016.

In addition, the Company has supplemented this previously disclosed pro forma financial information for the three months ended March 31, 2016 by including incremental adjustments related to the 47 self storage properties acquired subsequent to March 31, 2016 for the period of April 1, 2016 through each self storage property's respective acquisition date.

	Three Months Ended March 31, 2016		Incremental Adjustments for the period of April 1, 2016 through September 30, 2016	Impact of Previously Disclosed Acquisitions for the Nine Months Ended September 30, 2016
	Form 8-K/A	Form 8-K
REVENUE
Rental revenue	$6,244	$3,629	$5,501	$15,374
Other property-related revenue	74	18	131	223
Total revenue	6,318	3,647	5,632	15,597
OPERATING EXPENSES
Property operating expenses	2,103	1,304	1,953	5,360
General and administrative expenses	380	201	338	919
Depreciation and amortization	(759)	1,053	(1,149)	(855)
Total operating expenses	1,724	2,558	1,142	5,424
Income from operations	4,594	1,089	4,490	10,173
OTHER INCOME (EXPENSE)
Interest expense	(955)	(782)	(1,088)	(2,825)
Acquisition costs	1,288	—	1,076	2,364
Other income (expense)	333	(782)	(12)	(461)
Net income (loss)	4,927	307	4,478	9,712
Net income attributable to noncontrolling interests	(2,896)	(307)	—	(3,203)
Net income (loss) attributable to National Storage Affiliates Trust	$2,031	$—	$4,478	$6,509
(F) Impact of the Kayne Anderson Portfolio.    The table below reflects the revenue and certain expenses for the nine months ended September 30, 2016 for the Kayne Anderson Portfolio (dollars in thousands):

Kayne Anderson Portfolio(1)
Number of Properties	26

Revenue
Rental revenue	$11,751
Other property-related revenue	707
Total revenue	12,458

Direct Operating Expenses
Property operating expenses	4,371
Supervisory and administrative fees(2)	781
Total Operating Expenses	5,152

Excess of Revenue over Direct Operating Expenses	$7,306

(1)	This information is derived from the respective statements of revenue and certain expenses prepared for the purposes of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act.

(2)
Balance reflects historical supervisory and administrative fees incurred prior to acquisition by the Company. The Company has entered into agreements with affiliates of the Company's participating regional operators ("PROs") to provide supervisory and administrative services related to the self storage properties under NSA ownership following their acquisition by the Company. Under the asset management agreements, the Company pays a fee ranging from 5% to 6% of gross revenue for the related self storage properties. These supervisory and administrative fees are included in general and administrative expenses in the Company's financial statements. See Note G for the pro forma adjustment that gives effect to the asset management agreements as if such agreements had been entered into on January 1, 2015.

The direct operating expenses shown in the table above excludes depreciation of self storage properties, amortization of customer in-place leases and interest expense on borrowings required to finance the Kayne Anderson Portfolio. Accordingly, the pro forma adjustments discussed under Notes H and I give effect to these excluded expenses.
(G) Incremental General and Administrative Expenses.  The Company has entered into agreements with affiliates of the PROs to provide supervisory and administrative services related to the self storage properties under NSA ownership. Under the asset management agreements, the Company pays a fee ranging from 5% to 6% of gross revenue for the related self storage properties. These supervisory and administrative fees are included in general and administrative expenses in the Company's historical financial statements. A pro forma adjustment has been reflected for the contractual fees under such asset management agreements as if such asset management agreements had been entered into on January 1, 2015 and the contractual rates thereunder had been applied to the gross revenue of the Kayne Anderson Portfolio. For the nine months ended September 30, 2016 and the year ended December 31, 2015, pro forma adjustments of $0.1 million and $0.1 million, respectively, are reflected for incremental supervisory and administrative fees as if the contractual rates had been applied to the gross revenue of the Kayne Anderson Portfolio for the respective periods presented.
(H) Incremental Depreciation and Amortization.   For the nine months ended September 30, 2016 and the year ended December 31, 2015, pro forma adjustments of $4.4 million and $10.2 million, respectively, are reflected for incremental depreciation and amortization of the Kayne Anderson Portfolio.
(I) Interest Expense. Pro forma adjustments for interest expense are required to reflect the pro forma debt structure as if the Kayne Anderson Portfolio had been owned for the entirety of the applicable periods. The Company assumed borrowings under the Company's credit facility for the cash portion of the purchase price of the Kayne Anderson Portfolio with interest computed based on the effective interest rate of 1.93% as of September 30, 2016.
(J) Elimination of Acquisition Costs.    The Company's historical statements of operations include costs related to the Kayne Anderson Portfolio of less than $0.1 million for the nine months ended September 30, 2016. Because these acquisition costs are directly related to the Kayne Anderson Portfolio to which we give pro forma effect as if they were acquired on January 1, 2015, a pro forma adjustment is reflected to remove less than $0.1 million for the nine months ended September 30, 2016.
(K) Net (Income) Loss Attributable to Noncontrolling Interests.    The distribution rights and priorities set forth in the operating partnership's Agreement of Limited Partnership differ from what is reflected by the underlying percentage ownership interests of the unitholders. Accordingly, the Company allocates GAAP income (loss) utilizing the HLBV method, in which the Company allocates income or loss based on the change in each unitholders’ claim on the net assets of its operating partnership at period end after adjusting for any distributions or contributions made during such period. The HLBV method is a balance sheet-focused approach. A calculation is prepared at each balance sheet date to determine the amount that unitholders would receive if the operating partnership were to liquidate all of its assets (at GAAP net book value) and distribute the resulting proceeds to its creditors and unitholders based on the contractually defined liquidation priorities. The difference between the calculated liquidation distribution amounts at the beginning and the end of the reporting period, after adjusting for capital contributions and distributions, is used to derive each unitholder's share of the income (loss) for the period. After giving pro forma effect to the acquisition of the Kayne Anderson Portfolio, the application of the HLBV method resulted in an adjustment to increase the noncontrolling interests' share of net income by $7.4 million for the nine months ended September 30, 2016 and the noncontrolling interests' share of net losses by $4.9 million for the year ended December 31, 2015. The Company’s application of the HLBV method for pro forma purposes does not include assumptions regarding distributions that might have been paid on the common shares of the Company and limited partner interests in its operating partnership resulting from the self storage property acquisitions that are included in the pro forma financial information but excluded from the historical financial information, as such assumptions would require projections and estimates of management’s intentions that are not factually supportable.

(L) Earnings Per Share.    The following is a summary of the elements used in calculating pro forma basic and diluted earnings (loss) per common share for the nine months ended September 30, 2016 and the year ended December 31, 2015 (dollars in thousands, except per share amounts):

	Nine Months Ended September 30,	Year Ended December 31,
	2016	2015
Earnings (loss) per common share - basic and diluted
Numerator
Pro forma net income (loss)	$28,883	$(294)
Pro forma net (income) loss attributable to noncontrolling interests	(19,806)	17,161
Pro forma net income attributable to National Storage Affiliates Trust	9,077	16,867
Distributed and undistributed earnings allocated to participating securities	(4)	(9)
Pro forma net income attributable to common shareholders - basic	9,073	16,858
Pro forma effect of assumed conversion of dilutive securities	—	(17,160)
Pro forma net income (loss) attributable to common shareholders - diluted	$9,073	$(302)

Denominator
Pro forma weighted average shares outstanding - basic	27,084	23,000
Effect of dilutive securities:
Pro forma weighted average OP units outstanding	—	24,780
Pro forma weighted average DownREIT OP unit equivalents outstanding	—	1,835
Pro forma weighted average LTIP units outstanding	—	1,970
Pro forma weighted average subordinated performance units and DownREIT subordinated performance unit equivalents	—	19,732
Pro forma weighted average shares outstanding - diluted	27,084	71,317

Pro forma earnings (loss) per share - basic	$0.33	$0.73
Pro forma earnings (loss) per share - diluted	$0.33	$—

For the nine months ended September 30, 2016, potential common shares related to OP units, DownREIT OP units, LTIP units, subordinated performance units and DownREIT subordinated performance units have been excluded from the calculation of diluted earnings (loss) per share as they are not dilutive to earnings (loss) per share.
(M) Historical Statement of Operations for the Year Ended December 31, 2015.   Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2015.
(N) Impact of the Previously Disclosed Acquisitions and IPO.   Represents the pro forma adjustments related to the Previously Disclosed Acquisitions in Exhibit 99.2 to the Form 8-K/A and Form 8-K and the Company's IPO in Exhibit 99.2 to the Form 8-K/A. The Previously Disclosed Acquisitions include one Probable Acquisition that closed on June 1, 2016.
(O) Impact of the Kayne Anderson Portfolio.   The table below reflects the revenue and certain expenses for the year ended December 31, 2015 for the Kayne Anderson Portfolio (dollars in thousands):

Kayne Anderson Portfolio(1)
Number of Properties	26

Revenue
Rental revenue	$14,150
Other property-related revenue	858
Total revenue	15,008

Direct Operating Expenses
Property operating expenses	5,362
Supervisory and administrative fees(2)	952
Total Operating Expenses	6,314

Excess of Revenue over Direct Operating Expenses	$8,694

(1)	This information is derived from the respective statements of revenue and certain expenses prepared for the purposes of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act.

(2)
Balance reflects historical supervisory and administrative fees incurred prior to acquisition by the Company. The Company has entered into agreements with affiliates of the PROs to provide supervisory and administrative services related to the self storage properties under NSA ownership following their acquisition by the Company. Under the asset management agreements, the Company pays a fee ranging from 5% to 6% of gross revenue for the related self storage properties. These supervisory and administrative fees are included in general and administrative expenses in the Company's financial statements. See Note G for the pro forma adjustment that gives effect to the asset management agreements as if such agreements had been entered into on January 1, 2015.